                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             Portal Software, Inc.
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                (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                     77-0369737
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  (State of Incorporation or Organization)                (I.R.S. Employer
                                                          Identification No.)


             20883 Stevens Creek Boulevard, Cupertino, CA           95014
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                (Address of principal executive offices)           (Zip Code)


 If this form relates to the             If this form relates to the
 registration of a class of securities   registration of a class of securities
 pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
 Exchange Act and is effective pursuant  Exchange Act and is effective pursuant
 to General Instruction A.(c), please    to General Instruction A.(d), please
 check the following box. [_]            check the following box. [X]


Securities Act registration statement file number to which this form relates:   333-72999
                                                                               -----------------
                                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                Name of Each Exchange on Which
        to be so Registered                Each Class is to be Registered
        -------------------                ------------------------------


  -----------------------------          ---------------------------------

  -----------------------------          ---------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
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                                  (Title of Class)

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                                  (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-72999) (the "Registration Statement"), as originally filed on February 26, 1999, or as subsequently amended.

Item 2.  Exhibits.
         --------

Exhibit
Number   Description
------   -----------

  3.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-72999).

  3.2    Bylaws of the Registrant are incorporated herein by reference to
         Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-72999).

  4.1* Form of Registrant's Specimen Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-72999).




-------------------------------
     * To be filed by amendment.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, there-to duly authorized.

                              Portal Software, Inc.

Date:  April 20, 1999         By: /s/ Jack L. Acosta
                                 ------------------------------------------
                                 Jack L. Acosta
                                 Chief Financial Officer and Vice President
                                 Finance and Administration

                                 EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

  3.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-72999).

  3.2     Bylaws of the Registrant are incorporated herein by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-72999).

  4.1* Form of Registrant's Specimen Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-72999).



-----------------------------
   * To be filed by amendment.